Exhibit 10.2

ORIGINAL SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE $20,000,000.00 Iselin, New Jersey November 15 , 2017 FOR VALUE RECEIVED, the undersigned, WAYSIDE TECHNOLOGY GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, LIFEBOAT DISTRIBUTION, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, TECHXTEND, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, PROGRAMMER'S PARADISE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter collectively referred to as the "Co-Borrowers"), promise to pay to the order of CITIBANK, N.A., its successors and/or assigns (hereinafter collectively referred to as the "Lender") on or before the Maturity Date, or such earlier date as may be determined pursuant to the terms, conditions and provisions of the "Loan Agreement" (as such term is defined below), the lesser of (i) the principal sum of TWENTY MILLION AND 00/100 ($20,000,000.00) DOLLARS or (ii) the aggregate unpaid principal amount of all Loans made by the Lender to the Co-Borrowers pursuant to the terms, conditions and provisions of the Loan Agreement. The Co-Borrowers hereby further promise to pay to the order of the Lender interest on the unpaid principal amount outstanding under this Second Amended and Restated Revolving Credit Loan Note (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as this "Note") from the date outstanding until paid in full at the applicable interest rate per annum determined pursuant to the terms, conditions and provisions of Section 2.02(i)(a) and Section 2.02(ii i) of, or as otherwise provided for in, the Loan Agreement payable on the dates set forth in Section 2.01(v) and Sect ion 2.02(1D of, or as otherwise provided in, the Loan Agreement. Capitalized terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement. All payments of principal, interest and fees hereunder shall be due and payable to the Lender not later than 1:00 P.M. (Iselin, New Jersey time), on the day when due, all as more fully and accurately set forth in Section 2.05 of the Loan Agreement. Such payments shall be made in Dollars in immediately available funds without setoff, counterclaim (other than a compulsory counterclaim) or other deduction of any nature. Except as otherwise provided in the Loan Agreement, if any payment of principal, interest or fees hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment. This Note is the "Note" referred to in, and is entitled to the benefits of, that certain Second Amended and Restated Revolving Credit Loan Agreement dated November 15 , 2017, executed by and among the Co-Borrowers and the Lender (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the "Loan Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. The Co-Borrowers hereby expressly waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]

The Co-Borrowers hereby grant to the Lender, a continuing lien, security interest and right of setoff as security for all Obligations owed to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of Citibank, N.A. and its successors and assigns, or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice (any such notice being hereby expressly waived by the Co-Borrowers), the Lender may setoff the same or any part thereof and apply the same to any Obligation of the Co-Borrowers even though unmatured and regardless of the adequacy of any other collateral securing the Loan Facility. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN FACILITY, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS, COLLATERAL OR OTHER PROPERTY OF THE CO-BORROWERS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVED. The Lender may at any time pledge or assign all or any portion of its rights under the Loan Documents, including any portion of this Note, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. §341. No such pledge or assignment or enforcement thereof shall release the Lender from its obligations under any of the Loan Documents. THE CO-BORROWERS AND THE LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (i) WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOAN FACILITY OR ENFORCEMENT OF THIS NOTE, AND (ii) AGREE THAT NEITHER THE CO-BORROWERS NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH OF THE CO-BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE CO-BORROWERS AND THE LENDER HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE WAIVERS MADE BY THE CO-BORROWERS HEREIN CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN FACILITY AVAILABLE TO THE CO-BORROWERS AND TO ACCEPT THIS NOTE. IT IS INTENDED THAT SAID WAIVERS SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE CO-BORROWERS AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL. [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]

This Note and the rights and obligations of the parties hereunder shall be construed, interpreted, enforced and governed by the laws of the State of New Jersey, excluding the laws applicable to conflicts and choice of laws. THE CO-BORROWERS HEREBY COVENANT AND AGREE THAT: they are jointly and severally liable for all of the Obligations and each Co-Borrower expressly understands, agrees, and acknowledges that (a) the Co-Borrowers are affiliates by common direct or indirect ownership, (b) each Co-Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (c) each Co-Borrower has requested that the Lender extend such a common credit facility on the terms provided in this Note and in the other Loan Documents, (d) the Lender will be lending against, and relying on a lien upon, all of the Collateral even though all of the proceeds of the Loan may not be advanced directly to a particular Co-Borrower, (e) each Co-Borrower will nonetheless benefit by the advance of all of the proceeds of the Loan by the Lender and the availability of a single credit facility of a size greater than each could independently warrant, and (f) no Co-Borrower would be able to obtain the credit provided by the Lender hereunder without the financial support provided by the other Co-Borrowers; and each of the Co-Borrower's obligations hereunder shall be unconditional irrespective of: (a) the validity or enforceability of the Obligations of any other Co-Borrower under this Note or any of the other Loan Documents; (b) the absence of any attempt to collect the Obligations from any other Co- Borrower, or any other security therefor, or the absence of any other action to enforce same; (c) the waiver, consent, extension, forbearance, or granting of any indulgence by the Lender with respect to any of the terms, conditions, or provisions of this Note or any of the other Loan Documents as against any other Co-Borrower; (d) the failure by the Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations with respect to any other Co-Borrower; (e) the Lender's election in any proceeding instituted under the Bankruptcy Code of the application of Section 111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a security interest by any other Co-Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code; (g) the disallowance of all or any portion of the Lender's claim(s) for the repayment of the Obligations from any other Co-Borrower under Section 502 of the Bankruptcy Code; or (h) any other circumstances that might constitute a legal or equitable discharge or defense of any other Co-Borrower (other than the actual indefeasible payment in full in cash of the Obligations); and with respect to any Co-Borrower's Obligations arising as a result of the joint and several liability of the Co-Borrowers for the Loan under this Note with respect to all advances or other extensions of credit made to any of the other Co-Borrowers hereunder, each of the Co-Borrowers hereby waives, until the Obligations shall have been indefeasibly repaid in full and this Note and the other Loan Documents shall have been cancelled and terminated, any right to enforce any right of subrogation or any remedy that the Lender now has or may hereafter have against any other Co-Borrower or any endorser of all or any portion of the Obligations, and any benefit of, and right to participate in, any security or collateral given to the Lender to secure the repayment of the Obligations or any other liability or obligation of any Co-Borrower to the Lender. Upon the occurrence and during the continuance of any Event of Default, the Lender may proceed directly and immediately, without notice, against any Co- Borrower to collect and recover the full amount, or any portion of, the Obligations without first proceeding against any other Co-Borrower or any other Person or against any security or collateral for the Obligations, each Co-Borrower hereby agreeing that the Lender shall be under no obligation to marshal any assets in favor of any Co-Borrower or against or in payment of any or all of the Obligations; and it is intended by the Co-Borrowers and the Lender that the terms, conditions, and provisions of this Note are severable, and that the joint and several nature of the liability of each Co- [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]

Borrower for the Obligations not constitute a fraudulent conveyance under the Uniform Fraudulent Transfer Act, as in effect from time to time (hereinafter referred to as the "UFTA"), the Uniform Fraudulent Conveyance Act, as in effect from time to time (hereinafter referred to as the "UFCA"), or Section 548 of the Bankruptcy Code, or as a fraudulent conveyance or fraudulent transfer under the applicable provisions of any other state or Federal bankruptcy, insolvency, fraudulent transfer or conveyance, liquidation, conservatorship, moratorium, rearrangement, receivership, reorganization, debtor relief, or other law affecting the rights of creditors generally (hereinafter collectively referred to as "Debtor Re! Laws") and that, in any action or proceeding involving any Debtor Relief Laws: if any clause or provision of this Note shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Note in any jurisdiction; and if all or any portion of (1) the Obligations or (2) any security interest in any collateral granted by any Co-Borrower in favor or for the benefit of the Lender in connection with the Obligations is held or determined to be void, invalid, or unenforceable against any Co-Borrower as a fraudulent conveyance or fraudulent transfer on account of or as a result of the amount of such Co-Borrower's aggregate liability under the Loan, then, notwithstanding any other term, condition, or provision of this Note or any other Loan Document to the contrary, the aggregate amount of such liability shall be, without any further action by the Lender, the Co-Borrowers, or any other Person, automatically limited and reduced to the highest amount which is valid and enforceable against such Co-Borrower as determined in such action or proceeding to not constitute such a fraudulent conveyance or fraudulent transfer, which amount (without limiting the generality of the foregoing) may be an amount which is not greater than the greatest of: the fair consideration actually received by such Co-Borrower under the terms of and as a result of the Loan, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable Federal and state law affecting the enforceability of notes generally, distributions or advances made to one or more of the Co- Borrowers with the proceeds of the credit extended hereunder in exchange for its execution and delivery of this Note and the other Loan Documents; or the excess of (x) the amount of the fair saleable value of the assets of such Co-Borrower as of the date of this Note as determined in accordance with applicable Federal and state law governing determinations of the insolvency of debtors as in effect on the date thereof over (y) the amount of all liabilities of such Co-Borrower as of the date of this Note, also as determined on the basis of applicable Federal and state law governing the insolvency of debtors as in effect on the date thereof; or the maximum amount of liability under the Loan which could be asserted against such Co-Borrower hereunder without (x) rendering such Co-Borrower "insolvent" within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the UFTA, or Section 2 of the UFCA, (y) leaving such Co-Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Federal Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (z) leaving such Co-Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA. [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]

if (a) any court of competent jurisdiction holds that the Co-Borrowers are guarantors and not jointly and severally liable for the Loan or (b) bankruptcy or reorganization proceedings at any time are instituted by or against any Co-Borrower under any Debtor Relief Laws, each Co-Borrower hereby: (1) until indefeasible payment in full in cash of the Obligations, hereby expressly and irrevocably waives, to the fullest extent possible, on behalf of such Co-Borrower, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of a claim against any Person, and that such Co-Borrower may have or hereafter acquire against any Person in connection with or as a result of such Co-Borrower's execution, delivery, and/or performance of this Note or any of the other Loan Documents to which such Co-Borrower is a party or otherwise; (2) expressly and irrevocably waives any "claim" (as such term is defined in the Bankruptcy Code) of any kind against any other Co-Borrower, and further agrees that it shall not have or assert any such rights against any Person (including any surety), either directly or as an attempted set off to any action commenced against such Co-Borrower by the Lender or any other Person; and (3) acknowledges and agrees (A) that this waiver is intended to benefit the Lender and shall not limit or otherwise affect such Co-Borrower's liability hereunder or the enforceability of this Note or any of the other Loan Documents, and (B) that the Lender and their successors and assigns are intended beneficiaries of this waiver, and the agreements set forth in this Section and their rights under this Section shall survive payment in full of the Obligations; and in the event the obligations of any Co-Borrower in connection with the Loan or any of the other Loan Documents are held or determined to be void, invalid, or unenforceable, in whole or in part, such holding or determination shall not impair or affect (a) the validity and enforceability of this Note or any of the other Loan Documents or the Obligations against any other Co-Borrower or obligor, which validity and enforceability shall continue in full force and effect in accordance with the terms hereof; or (b) the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable as against the Co-Borrowers; and to the extent that any payment to, or realization by, the Lender on the Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Note and the other Loan Documents as limited shall in all events remain in full force and effect and be fully enforceable against each Co- Borrower. This Section is intended solely to reserve the rights of the Lender hereunder against each Co- Borrower, in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and/or other applicable laws and none of the Co-Borrowers, any guarantor of the Obligations, or any other Person shall have any right, claim, or defense under this Section that would not otherwise be available under applicable Debtor Relief Laws and/or other applicable laws in such proceeding. This Note is given in full substitution for and in full replacement of that certain Promissory Note dated December 18, 2015, executed by the Co-Borrowers, as makers, in favor of the Lender, as payee, in the maximum principal amount of up to $10,000,000.00 (hereinafter referred to as the "Original Note"). The execution and delivery of this Note does not evidence a refinancing, repayment, accord and satisfaction, or novation of the indebtedness evidenced by the Original Note. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]

 IN WITNESS WHEREOF, each Co-Borrower has caused this Second Amended and Restated Revolving Credit Loan Note to be executed and delivered by its proper and duly Authorized Officer, all on the day and year first hereinabove written. CO-BORROWERS: WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation Michael Vesey Chief Financial Officer LIFEBOAT DISTRIBUTION, INC., a Delaware corporation „ By. Michael Vesey Chief Financial Officer TECHXTEND, INC., a Delaware corporation By. Michael Vesey Chief Financial Officer PROGRAMMER'S PARADISE, INC., a Delaware corporation A By. Michael Vesey Chief Financial Officer ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a Delaware corporation By. Michael Vesey Chief Financial Officer [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]

ORIGINAL THE UNDERSIGNED PAYEE HEREBY ACKNOWLEDGES ITS ACCEPTANCE OF THE AMENDMENT AND RESTATEMENT OF THE ORIGINAL NOTE, AS EVIDENCED BY THE TERMS, CONDITIONS, AND PROVISIONS OF THIS NOTE SET FORTH AT LENGTH ABOVE. CITIBANK, N.A. By: Craig Heal Senior Vice President [SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE]